UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 15, 2014

LANDAUER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9788	06-1218089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Science Road, Glenwood, Illinois	60425
(Address of Principal Executive Offices)	(Zip Code)

(708) 755-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On December 15, 2014, Landauer, Inc. (the “Company”) issued a Press Release stating that it is delaying the filing of its Annual Report on Form 10-K for the year ended September 30, 2014. The Press Release contains certain anticipated financial information for the Company’s fourth fiscal quarter and full fiscal year. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K

Item 8.01	Other Events

On December 15, 2014, the Company’s Board of Directors consented to a vote to declare a regular quarterly cash dividend of $0.55 per share for the first quarter of fiscal 2015. The dividend will be paid on January 5, 2015, to shareholders of record on December 26, 2014. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K..

Item 9.01	Financial Statements and Exhibits

     (d) Exhibits.

6
EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated December 15, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAUER, INC.

December 16, 2014	By:	/s/ Mark. A. Zorko
Mark A. Zorko
Interim Chief Financial Officer